UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 6, 2006
ConocoPhillips
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32395 (Commission File Number)	01-0562944 (I.R.S. Employer Identification No.)
600 North Dairy Ashford
Houston, Texas 77079
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (281) 293-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 6, 2006, BP Exploration (Alaska) Inc. announced that it had begun an orderly and phased shutdown of the Prudhoe Bay oil fields following the discovery of unexpectedly severe corrosion and a spill estimated by BP Exploration (Alaska) Inc. to be between four and five barrels of crude oil from a Prudhoe Bay oil transit line. The Greater Prudhoe Area is composed of the Prudhoe Bay field and satellites, as well as the Greater Point McIntyre Area fields. We have a 36.1 percent interest in all fields within the Greater Prudhoe Area, all of which are operated by BP Exploration (Alaska) Inc. Additionally, our Ferndale refinery, located in Ferndale, Washington, primarily utilizes crude oil from the Alaskan North Slope, including Prudhoe Bay, and Canada.
     ConocoPhillips’ net production impacts are still being assessed; however, preliminary net production impacts from the initially announced Greater Prudhoe Area shutdown are currently estimated to be between 120,000 to 125,000 barrels per day once the shutdown is complete, but would be reduced proportionate to our ownership interest to the extent a portion the Greater Prudhoe Area is kept in production. Currently, our Ferndale refinery operations have not been materially adversely affected by the shutdown. The ultimate effect of the Prudhoe Bay shutdown on our business will be determined, in part, by the duration and extent of the shutdown, changes in commodity prices and transportation costs, and our continuing ability to find adequate sources of crude oil supply for our refineries.
CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION
FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE
PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the potential effects on our business of a full or partial shutdown of production from the Greater Prudhoe Area and other statements identified by words such as “estimates, “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. We caution you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, we based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate, including the extent and duration of the Greater Prudhoe Area shutdown; fluctuations in crude oil, natural gas and natural gas liquids prices, refining and marketing margins and margins; lack of, or disruptions in, adequate and reliable transportation for our crude oil, natural gas, and refined products; and other risk factors relating to our business and our industry as detailed from time to time in our reports filed with the SEC. Accordingly, our actual outcomes and results may differ materially from what we have expressed or forecast in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Unless legally required, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS
/s/ Stephen F. Gates
Stephen F. Gates
Senior Vice President, Legal and General Counsel

August 10, 2006

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